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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement            |_|  Confidential, for Use of
|_|  Definitive Proxy Statement                  the Commission only (as
|X|  Definitive Additional Materials             permitted by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NETSCREEN TECHNOLOGIES, INC.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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                    [NetScreen Technologies, Inc. Letterhead]

                    ANNUAL MEETING OF STOCKHOLDERS POSTPONED
                          New Meeting Date May 10, 2002

To Our Stockholders:

     We recently learned that our transfer agent mailed proxy statements and annual reports to only a small number of our registered stockholders. In order to allow all of our stockholders sufficient time to review the proxy materials and to submit their proxy cards and/or attend our 2002 annual meeting, we have decided to postpone the meeting from April 26, 2002 to Friday, May 10, 2002 at 10:00 a.m. Pacific Time. The meeting will still be held at our executive offices located at 350 Oakmead Parkway in Sunnyvale, California.

     At the meeting, stockholders will still consider the election of Class 1 directors, ratification of the selection of independent auditors and any other proper business, all of which are described in the proxy statement accompanying this letter or which was previously sent to you. If you have already received proxy materials and forwarded a completed proxy card, no further action on your part is required. If you are just receiving proxy materials with this letter or if you received them earlier but thus far have not returned your proxy card, we ask you to complete and return it as soon as you can in the pre-paid envelope with your proxy materials.

     Our apologies for any inconvenience that this error may have caused for you.

                                  Sincerely yours,

                                  /s/ Remo Canessa

                                  Remo Canessa
                                  Chief Financial Officer and
                                  Corporate Secretary